Exhibit 10.7

SECOND AMENDMENT TO
OPERATING AGREEMENT
OF
IN RETAIL FUND, L.L.C.

THIS FIRST AMENDMENT TO OPERATING AGREEMENT OF IN RETAIL FUND, L.L.C. (this “Amendment”) is made as of the 20th day of December, 2011 among INLAND REAL ESTATE CORPORATION, a Maryland corporation (“Inland”), and THE NEW YORK STATE TEACHERS’ RETIREMENT SYSTEM (“NYSTRS”), a Public Retirement System established under Article 11 of the New York State Education Law, and IN RETAIL MANAGER, L.L.C. (“Manager”), a Delaware limited liability company.

RECITALS:

WHEREAS, Inland, NYSTRS and Manager are parties to that certain Operating Agreement of IN Retail Fund, L.L.C., dated October 8th, 2004, as amended by that certain First Amendment to Operating Agreement dated September 28th, 2011 (as amended, the “Agreement”);

WHEREAS, the parties desire to amend the Agreement, as specified below.

NOW THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

1.             Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect.

2.             All capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

3.             The first sentence of Section 4.5(c) of the Agreement is hereby deleted and replaced with the following:

“On June 30, 2012 (the “Termination Date”); provided, however, that this Agreement generally and Section 10.9 and Article 12 in particular shall govern the conduct of the parties during the winding up of the Company.”

4.             This Amendment shall be construed in conformity with the laws of the State of Delaware, as applied to agreements whose only parties are residents of such state and which are to be performed entirely within such state.

5.             This Amendment may be executed in any number of identical counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same amendment. Handwritten signatures to this Amendment transmitted by telecopy or electronic transmission (for example, through use of a Portable Document Format or “PDF” file) shall be valid and effective to bind the party so signing. Each party agrees to promptly deliver to the other party an executed original of this

Amendment with its actual signature, but a failure to do so shall not affect the enforceability of this Amendment, it being expressly agreed that each party to this Amendment shall be bound by its own telecopied or electronically transmitted handwritten signature and shall accept the telecopied or electronically transmitted handwritten signature of the other party to this Amendment.

6.             In the event of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall prevail.

7.             This Amendment and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and to their respective legal representatives, heirs, successors and assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date above written.

MANAGER:

IN RETAIL MANAGER, L.L.C.
By: INLAND REAL ESTATE CORPORATION,
Manager:
By:	/s/ Mark Zalatoris
Its:	President
Chief Executive Officer

MEMBERS:

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark Zalatoris
Its:	President
Chief Executive Officer

NEW YORK STATE TEACHERS’ RETIREMENT SYSTEM

By:	/s/ [ILLEGIBLE]
Its:	[ILLEGIBLE]

By:	/s/ [ILLEGIBLE]
Its:	[ILLEGIBLE]